February 1, 2018

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

-BNY Mellon Absolute Insight Multi-Strategy Fund

-BNY Mellon Insight Broad Opportunities Fund

Supplement to Current Summary Prospectus and Prospectus

Pareto Investment Management Limited, the fund’s sub-adviser, has changed its name to “Insight Investment International Limited.” All information in the fund’s summary prospectus, if applicable, and prospectus relating to “Pareto Investment Management Limited” now relates to Insight Investment International Limited.

Insight funds IA sticker 2-18